

BioCorRx®



Investor Presentation

November 2018

Safe Harbor Statement

The information in this investor presentation may include forward-looking statements. These forward-looking statements generally are identified by the words "believe," "project," "estimate," "become," "plan," "will," and similar expressions. These forward-looking statements involve known and unknown risks as well as uncertainties. Although the Company believes that its expectations are based on reasonable assumptions, the actual results that the Company may achieve may differ materially from any forward-looking statements, which reflect the opinions of the management of the Company only as of the date hereof.

Investment Highlights

- ✓ The addiction treatment market represents a multi-billion dollar industry which is undergoing a radical transformation to new treatment modalities involving medications.
- ✓ BioCorRx has a two business models for treating addiction aligned with this change:
  - Seeking FDA approval of new medications to treat alcohol and opioid use disorders
  - Revenue generating BioCorRx® Recovery Program combining medication and therapy
- ✓ Formulations of naltrexone, which have a proven clinical track record
  - Sustained-release naltrexone formulas address major issues with patient compliance
- ✓ Commercialization for naltrexone implant focused on more rapid and cost effective 505(b)(2) regulatory pathway
  - Anticipated approval of one or more formulations in 2020
- ✓ Private/public partnerships for BioCorRx® Recovery Program with municipalities
- ✓ BioCorRx® Recovery Program used in lieu of conviction in Ohio
- ✓ Partnership with CereCare as authorized distributer of BioCorRx® Recovery Program
- ✓ Weight loss study pilot results
- ✓ Solid balance sheet and clean capital structure
- ✓ Recent IP acquisitions for sustained release drug delivery, implant formulas and LOI for new patented molecule

Company Overview

Substance abuse and addiction treatment company offering a two-pronged approach to the treatment of substance abuse addiction

BioCorRx®
Holding Company

BioCorRx® Pharmaceuticals

Commercialization of naltrexone implant: **BICX102**, focused on 505(b)(2) regulatory pathway. Product Pipeline also includes ongoing development of injectable naltrexone technology: **BICX101**, an extended release injectable formulation of naltrexone using exclusively licensed, patented and patent pending delivery technology, **BICX103**.

BioCorRx® Recovery Program

Alcoholism and opioid addiction treatment program that includes peer support and behavioral therapy modules coupled with a naltrexone implant; many patients have been treated with **BioCorRx® Recovery Program** since launch with unprecedented results.


The Addiction Epidemic
Devastating Costs, Imperfect Solutions

BioCorRx

The Addiction Epidemic

" Medication-assisted treatment (MAT) – the use of medication combined with counseling and behavioral therapies is one of the major pillars of the federal response to the opioid epidemic in this country. This type of treatment is an important tool that has the potential to help millions of Americans with opioid use disorder regain control over their lives," said FDA Commissioner Scott Gottlieb, M.D.

	Estimated Annual Cost to Health Care System	Estimated Annual Overall Economic Cost
Alcohol	$30 Billion	$235 Billion
Illicit Drugs	$11 Billion	$193 Billion

- **23.5 million** Americans are addicted to drugs and alcohol*
- In 2015 **15.1 million** adults in the U.S. had alcohol use disorder
- About **6.7 percent** of people with alcohol use disorder received treatment
- Alcohol is the nation's 4th leading preventable cause of death in U.S.
- Nearly **900,000** people dying from alcohol-related causes every year in U.S.
- Over **2 million** people in the U.S. abuse prescription pain relievers
- Heroin is most widely known illegal opiate; number of users estimated as high as **900,000**
- According to the CDC, drug overdose was the leading cause of accidental death in 2015



Drugs Involved in U.S. Overdose Deaths, 1999 to 2017
30,000
25,000
20,000
15,000
10,000
5,000
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

*According to the Substance Abuse and Mental Health Services Administration's (SAMHSA's) National Survey on Drug Use and Health.

BioCorRx

The Opioid Epidemic in the U.S.

In 2015...

12.5 million
People misused prescription opioids[1]

2.1 million
People misused prescription opioids for the first time[1]

33,091
People died from overdosing on opioids[2]

2 million
People had prescription opioid use disorder[1]

15,281
Deaths attributed to overdosing on commonly prescribed opioids[2,3]

828,000
People used heroin[1]

9,580
Deaths attributed to overdosing on synthetic opioids[2,5]

135,000
People used heroin for the first time[1]

12,989
Deaths attributed to overdosing on heroin[2,4]

$78.5 billion
In economic costs (2013 data)[6]

Sources: [1] 2015 National Survey on Drug Use and Health (SAMHSA), [2] MMWR, 2016; 65(50-51):1445–1452 (CDC), [3] Prescription Overdose Data (CDC), [4] Heroin Overdose Data (CDC), [5] Synthetic Opioid Data (CDC), [6] The Economic Burden of Prescription Opioid Overdose, Abuse, and Dependence in the United States, 2013. Florence CS, Zhou C, Luo F, Xu L. Med Care. 2016 Oct;54(10):901-6.

Addiction Treatment Market*

Addiction treatment spending has grown faster than the total GDP inflation rate, the medical care inflation rate, and population growth. From 2008- 2014, growth in addiction treatment spending also exceeded growth in total health spending.

Spending

In 2015 addiction treatment spending was $36 billion

- Largest payors were state and local funds - 29% or almost $10 billion
- Medicaid was second largest payor - 21% ($7.2 billion)
- Private Insurance - 18% ($6.1 billion)

Care Setting

- Outpatient care $14.4 billion
- Residential care $9.72 billion
- Inpatient care $6.64 billion
- ***Prescription drugs $1.8 billion in 2015***



Addiction Treatment Spending, Billions, Selected Years
$14.7
$25.1
2014
2015

Substance Abuse and Mental Health Administration. (2016, August). Behavioral Health Spending & Use Accounts 1986 – 2014. Accessed online September 22, 2016 at https://www.openminds.com/market-intelligence/resources/behavioral-health-spending-use-accounts-1986-2014/

Medication Assisted Treatment

Strong shift towards combining medication and counseling

"By its very definition, medication-assisted treatment has to include more than medication alone. It has to include counseling services and the other support services that are an important part of effective addiction treatment; that's an important point because many people do not recognize that aspect of MAT. It does not mean that you can take a pill for a couple of weeks and be cured of your substance use disorder. That's not actually how it works; in the same way that if you have diabetes, you don't take a pill for a couple of weeks and you're cured of your diabetes. It's a chronic illness that requires long-term management, and the same is true of addiction."

- Surgeon General Dr. Vivek Murthy

BioCorRx

The Big Three

The Most Common MAT Medications Include:

1) Naltrexone
   - FDA approved in 1984 – long track record of safety
   - Non-narcotic and non-addictive
   - NOT opioid derived (antagonist)
   - Significantly blocks cravings for drugs and alcohol
   - No withdrawals when ceasing use

2) Methadone
   - FDA approved
   - Narcotic and addictive – significant withdrawals when ceasing use
   - Daily Dose
   - Opioid Derived (full agonist)

1) Suboxone/Buprenorphine
   - FDA approved
   - Narcotic and addictive – significant withdrawals when ceasing use
   - Daily Dose, monthly injectable, long term implant
   - Opioid Derived (partial agonist)



BioCorRx

Naltrexone Science

Naltrexone is a unique medication which binds with receptors and prevents the release of Dopamine – reducing cravings for alcohol and drugs



Naltrexone blocks drugs from engaging the billions of receptors in the brain.
Signaling Neurons
synapse
NALTREXONE
receptors
DRUG or OPIATE
Target Neurons



Naltrexone prevents the release of Dopamine and significantly reduces or eliminates the compulsive cravings to drink, use drugs, gamble, or whatever other obsessive addiction has hijacked the control center of the brain.
Signaling Neurons
synapse
NALTREXONE
receptors
DRUG or OPIATE
Target Neurons

Naltrexone was approved by the FDA in 1984, in tablet form, for opioid addiction and approved subsequently in 1994 for alcohol use disorders (AUD).



BioCorRx®: Product Pipeline

Unlocking Value, Expanding Treatment Capacity

BioCorRx® Pharmaceuticals

Naltrexone Implant BICX102 – *for the treatment of opioid and alcohol use disorders*
Acquired North American rights to new implant formulations and Prodetoxone study data in 2016*

- Extended release implant providing a therapeutic effect and maintain plasma levels approx. 90 days.
- 3 month formula has been used in Russia for several years with longer version just developed.
- Data acquired for Prodetoxone, which is one of only two known naltrexone implants approved by a regulatory body (Prodetoxone-Russia for 15+ years and another in Georgia)
- Prodetoxone been through multiple trials conducted at St. Petersburg Scientific-Research Center of Addictions and Psychopharmacology, Pavlov Medical University, in conjunction with the University of Pennsylvania, Department of Psychiatry, Philadelphia, USA
- Pre-IND meeting held with FDA January 24, 2018



*Very similar formulas and protocols were purchased along with the North American rights to certain non-public Prodetoxone study data which is expected to assist in a more efficient FDA approval pathway.

BioCorRx® Pharmaceuticals

Naltrexone Injectable BICX101 – ***for the treatment of opioid and alcohol use disorders***

- Acquired Therakine patents and technology for development of a new injectable version of naltrexone using underlying patented and patent pending technology
  - Utilizing TheraKine's patented micro-delivery technology
  - Goal to be delivered subcutaneously (SQ) or intramuscularly
    (IM) in smaller muscle (deltoid)
- Anticipate cost efficient, outsourced manufacturing
- Product in formulation development phase



Not actual products. For illustration purposes only

Competitive Landscape – Addiction Implants

Titan Pharmaceuticals *(NASDAQ:TTNP)* **and Braeburn Pharmaceuticals**

Current buprenorphine implant product:

- FDA approved buprenorphine implant in May 2016- six-month subdermal implant developed by Titan Pharmaceuticals
- Braeburn is developing a one week and one month injectable buprenorphine.

Implant has many drawbacks as reported by physicians:

- Needs to be surgically inserted and removed by trained medical professional
- (4) one-inch long rods placed inside upper arm
- Implant can be expelled or removed accidentally
- Possibility of exposure to large amount of medication (accidental or intentional) which could lead to misuse or abuse
- Variable blood levels
- Patient must be stable on low-to-moderate doses of buprenorphine to be eligible for implant
- Medication can be addictive


Implants placed under the skin of the upper arm



BioCorRx

Competitive Landscape – Naltrexone

Vivitrol® *(Alkermes PLC, NASDAQ:ALKS)*

Long lasting injectable naltrexone product:

- FDA approved sustained release naltrexone injection - lasts up to 30 days
- Strong demand - over ~$200 million in sales in 2016
- Parent Company Alkermes ~$9 billion market cap, Vivitrol® product represents 25% of 2016 projected revenues


Vivitrol

Vivitrol® injection has many drawbacks as reported by consumers and physicians:

- Can be painful
- Deep IM injection (gluteus)
- Large gauge needle
- Large volume injection (4ml), requires inefficient storage

...yet sales continue to skyrocket due to strong demand.

Vivitrol® is a trademark of Alkermes, Inc.

Key Advantages of Naltrexone Implant BICX102

Advantages over buprenorphine implant:

- ✓ Addresses both alcoholism and opioid addiction
- ✓ Biodegrades eliminating the need to remove and replace
- ✓ Non-addictive active pharmaceutical ingredient
- ✓ Known to be effective against other obsessive compulsive disorders such as sex addiction, gambling, and food addiction


benefits BENEFITS
BENEFITS
benefits!
benefits BENEFITS

Advantages over naltrexone injectable currently on market:

- ✓ Approximately 3 months of release after one administration vs one month
- ✓ Removeable in the event narcotic pain relief is needed due to injury or elective surgery

R&D & FDA Objectives & Milestones

- Retained Dr. David Gastfriend – previously served as VP of Scientific Communications for Alkermes; heavily involved with Vivitrol®
- Retained Dr. Bal S. Brar as a lead drug development study design consultant – over 25 years of experience for drug and device development as well as worldwide regulatory submission of 50 INDs/510K's and 505(b)(2)'s; and approval of 8 NDA's
  - Experience includes working with major pharmaceutical companies – Lederle/Wyeth, GlaxoSmithKline and Allergan
- Seeking FDA approval of naltrexone implant BICX102 and planned continued product development of BICX101 (injectable)
- Own patented micro-delivery technology for injectable BICX101
- Entered Non disclosure agreements with National Institute of Drug Abuse (NIDA) and National Institute on Alcohol Abuse & Alcoholism (NIAAA)



BioCorRx

R&D & FDA Objectives & Milestones (cont.)

- Retained Innovative Science Solutions, LLC, a leading scientific consulting firm, to help guide the Company's regulatory strategy for FDA submission
- **Held FDA Pre-IND meeting on January 24, 2018**
- **505(B)(2) pathway deemed acceptable by FDA**
- **As a result of meeting, seeking dual indication for both alcohol and opioid use disorders.**
- **Planning preclinical and clinical studies for safety, pharmacokinetics, and human factors (not planning to do efficacy studies per FDA meeting)**
- Finalizing agreement with manufacturing partner
- Sources for naltrexone API secured with FDA compliant suppliers
- UG3/UH3 NIH/NIDA grant application submitted in May 2018 with JIT request received 10/1/18.




TRANSFORMATION
NUTRITION
EXERCISE
CALORIES
ASSESSMENT
BEAUTY
MARATHON
MOVE
HEALTHY
ACTIVE
RESOLUTION

BioCorRx



BioCorRx®: Weight Loss Program

BioCorRx

BioCorRx® Medication-assisted Weight Loss Program

BICX103 Proprietary Naltrexone Implant[1] - cleared for use under state and federal compounding rules

- Implant inserted in fatty tissue of abdomen
- Simple outpatient procedure by licensed medical professional
- Procedure only takes 20-30 minutes
- Substantially reduces food cravings

Weight Loss Mobile Application- Virtual Nutritional/Behavioral Coaching/Tracking

- In Development
- User friendly tracking tools – calorie counting, activity, weight, BMI, meal planning, food database, food barcode scan
- Virtual Nutritional Coach
- Behavioral Support/Tracking

Patent Pending BICX103

Applicant	Description	Application Date	Approval Date	Patent Application No.
BioCorRx Inc.	Subcutaneous biodegradeable naltrexone implant and behavioral Program for weight loss	10/4/2018	pending	16/150, 154

[1]This implant is currently used in the program utilizing long standing compounding laws.

BioCorRx

BioCorRx® Medication-assisted Weight Loss Program Pilot

Weight Loss Pilot Results[2]

- 6 month study initiated in November 2017
- 18 participants with a BMI of 33 or greater and body fat percentage of 35% or higher were enrolled
- Candidates were asked to commit to a 6-month program that included monthly counseling with a nurse, MD, health coach, a general online metabolic code elimination diet and CBT counseling.
- All participants were given one (1) 1.1 gm or two (2) 1.1 gm naltrexone implant subcutaneously in lower abdomen.
- Of the 18 participants who enrolled in the study, 12 lost statistically significant weight in the first three months. Eight did not follow up with monthly counseling during the total 6-month study time frame. 10 maintained a statistically significant positive weight loss over the 6-month period.

[2]Sponsors: BioCorRx Inc., Benjamin S. Gonzalez, MD and James LaValle, RPh, CCN
Lead Investigators: Benjamin S. Gonzalez, MD and James LaValle, RPh, CCN

BioCorRx® Medication-assisted Weight Loss Program Pilot

Weight Loss Pilot Results[2]


Weight Loss
Weight
400
350
300
250
200
150
100
50
0
Participant
3
4
6
9
10
11
12
13
14
15
16
17
Initial Weight
Weight at 2 weeks
weight at 4 weeks
Weight at 8 weeks
weight at 12 weeks
weight at 6 months

[2]Sponsors: BioCorRx Inc., Benjamin S. Gonzalez, MD and James LaVallle, RPh, CCN
Lead Investigators: Benjamin S. Gonzalez, MD and James LaValle, RPh, CCN

BioCorRx® Medication-assisted Weight Loss Program Pilot

Weight Loss Pilot Results[3]

- Randomized, 3 month ongoing study initiated in September 2018
- 6 participants aged 27 to<55
- Candidates were asked to commit to a 3-month program that included semi-monthly plasma levels. The primary outcome measurements for this study is weight loss and reduced food cravings
- All participants were given naltrexone implant 800 mg or 1.1 gm naltrexone implant subcutaneously in lower abdomen
- The objective of the study is to determine the pharmacokinetic and pharmacodynamic profiles of a single dose of naltrexone implant(s)

[3]Sponsors: BioCorRx Inc., Joseph DeSanto, MD
Lead Investigator: Balbir Brar, PhD

BioCorRx

BioCorRx® Medication-assisted Weight Loss Program Pilot

Weight Loss Pilot Results[3]

Projected Body Mass Index (BMI)				
Participant	Initial BMI	Month 1	Month 2	Month 3
7863	34.8	34.1	33.5	32.7
2598	34.1	33.4	32.9	32.1
4521	35.1	34.4	33.9	33.2
4189	46.6	45.8	45.2	44.4
5391	33.9	33.1	32.4	31.6
6731	32.9	32	31.3	30.4

Projected Decrease - Body Mass Index (BMI)				
Participant	Initial BMI	Month 1	Month 2	Month 3
7863	34.8	-2.0%	-3.7%	-6.0%
2598	34.1	-2.1%	-3.5%	-5.9%
4521	35.1	-2.0%	-3.4%	-5.4%
4189	46.6	-1.7%	-3.0%	-4.7%
5391	33.9	-2.4%	-4.4%	-6.8%
6731	32.9	-2.7%	-4.9%	-7.6%

[3]Sponsors: BioCorRx Inc., Joseph DeSanto, MD
Lead Investigator: Balbir Brar, PhD

BioCorRx® Medication-assisted Weight Loss Program Pilot

Weight Loss Pilot Results[3]



Weight
Projected Weight Loss
300
250
200
150
100
50
0
Participant
M1
M2
F1
F2
F3
F4
Initial Weight
Month 1
Month 2
Month 3

[3]Sponsors: BioCorRx Inc., Joseph DeSanto, MD
Lead Investigator: Balbir Brar, PhD


BioCorRx
The BioCorRx® Recovery Program
Non-Addictive Medication-Assisted Treatment

The BioCorRx® Recovery Program – Non-Addictive Medication-Assisted Treatment (MAT)

Proprietary Naltrexone Implant[1] - cleared for use under state and federal compounding rules

- Implant inserted in fatty tissue of abdomen
- Simple outpatient procedure by licensed medical professional
- Procedure only takes 20-30 minutes and begins to work within hours
- Substantially reduces cravings for drugs and alcohol for several months

Proprietary Cognitive Behavioral Therapy (CBT) Program/Peer Support/Tracking (virtual and in-person)

- Patients complete 35 treatment modules during 16 private sessions, typically in under 90 days
- Step-by-step approach for specific addiction and can include family and friend participation
- Therapists readily available
- 6-12 month peer recovery support in conjunction with, or after counseling

BioCorRx Recovery Program is distributed by partner clinics across the US

- Fees are paid to BioCorRx® per program sold by independent treatment providers
- Approximately a dozen partner clinics currently and growing
- Discussions being held with several state government agencies for coverage of the program

BioCorRx

The BioCorRx® Recovery Program – Non-Addictive Medication-Assisted Treatment (MAT)

BioCorRx Recovery Program Mobile Application

- Now available on the Apple App Store & Google Play
- "Realtime" virtual interaction with Peer Recovery Coach
- Geo Location Tracker/optional
- Mood Tracker
- Activity Tracker


BioCorRx Recovery
LOGIN
BioCorRx
BioCorRx
SOBER
6
DAYS
10
DAYS
PEER
PEER
FAMILY

BioCorRx® Recovery Program: A Fully Integrated 52-week Program


52-Weeks Outpatient Program
- Intake
- Enrollment
- Engagement
- Retention
Medical Support & Medication Assisted Treatment (MAT)
Peer Recovery Support
Psychosocial Treatment
Support Groups

Medical & MAT

- Medical evaluation and assessment
- MAT - Long-Acting Sustained-Release Naltrexone Implant
- MD Involvement
- Second implant 4-6 months after first option

Behavioral Therapy Program

- Proprietary Cognitive Behavioral Therapy (CBT) Modules
- Developed in coordination with leading experts in Substance Use Disorder
- Focused on the future

Peer Recovery Support Program

- 6-12 months peer support system
- BioCorRx Recovery Program Mobile App
  - Virtual interaction with peer recovery specialist

BioCorRx


Business

BioCorRx®: Corporate Profile

Shareholder Value Focused

Management

BioCorRx

Brady Granier, BSN: CEO/President, Director

- 5 years with BioCorRx Inc.; repositioned company as leader in the industry with the acquisition of TheraKine technology and R&D initiative, assembled a team of addiction experts worldwide, extensive experience with treatment of patients using naltrexone
- 12 years in media sales and business development for Clear Channel Media and Entertainment; former Healthcare Category Manager
- 9 years combined experience in the Healthcare and Behavioral Health Field

Lourdes Felix: CFO/COO, Director

- 6 years with BioCorRx Inc.; instrumental in completing multi-million dollar equity financing, extensive experience with clinic operations management, areas of expertise; SEC filings and reporting, treasury/banking, M&A, accounting & finance, business development, general management, financial and benchmark reporting, forecasts & budgets
- 8 years as former Controller for public accounting firm; responsible for operations and financial management
- 25 years experience in Finance and Operations Management in the private sector, public accounting and public company experience

Dr. David Gastfriend: Medical Consultant

- 9 years with Alkermes, Inc. as VP of Scientific Communication; worked on pivotal efficacy studies and research on effectiveness, health services, criminal justice systems and health economics.
- 5 years Massachusetts General Hospital as Director of Addiction Research Program
- 22 years Washington Circle Group non-profit as Vice President; national experts in substance abuse policy

Bal S. Brar, D.V.M. PhD: Lead Drug Development Study Design Consultant

- Over 25 years experience in drug and device development including worldwide regulatory submission of 50 INDs/510Ks and 505(b)(2)s, approval of 8 NDAs; prior work with Lederle /Wyeth, GlaxoSmithKline and Allergan; and over 55 scientific publications
- Participated in development efforts for Aristocort, Tazarotene, Botox, Alphagan, Lumigan, Restasis, Ofloxacin, Azelex, and Avage
- Ph.D. in Toxicology/Pathology from Rutgers University and D.V.M. from India with finance training from Harvard Business School

Contact

Management
Brady Granier
CEO/President
brady@BioCorRx.com

Lourdes Felix
CFO/COO
lf@BioCorRx.com

BioCorRx®

2390 E. Orangewood Ave.
Suite 575
Anaheim, CA
(714) 462-4880

www.BioCorRx.com
www.beataddiction.com

Appendix: Patent Portfolio

BioCorRx Recovery Program

Applicant	Description	Application Date	Approval Date	U.S. Patent /Patent Application No. [1,2]	Patent Expiration
BioCorRx Pharmaceuticals	Hydrophobic drug-delivery material, method for manufacturing thereof and methods for delivery of a drug-delivery composition	11/30/2011	6/14/2016	U.S. Patent 9,364,549	11/30/2031
BioCorRx Pharmaceuticals	Hydrophobic drug-delivery material, method for manufacturing thereof and methods for delivery of a drug-delivery composition	11/29/2012	(basis for granted US Patent and EP Patent)	PCT/EP12/73982	n/a
BioCorRx Pharmaceuticals	MgStearate-Based Composite Nanoparticles, Methods of Preparation and Applications	10/10/2014	pending (basis for later filings)	U.S. Provisional Patent Application 62/062,212	n/a
BioCorRx Pharmaceuticals	MgStearate-Based Composite Nanoparticles, Methods of Preparation and Applications	10/8/2015	pending (basis for later filings)	PCT/US15/54725	n/a
BioCorRx Pharmaceuticals	MgStearate-Based Composite Nanoparticles, Methods of Preparation and Applications	4/10/2017	pending	U.S. Application Number 15/517,973	n/a
BioCorRx Pharmaceuticals	Micronized Delivery Material and Method for Manufacturing	10/7/2014	pending (basis for later filings)	U.S. Provisional Application 62/060,642	n/a
BioCorRx Pharmaceuticals	Micronized Delivery Material and Method for Manufacturing	10/6/2015	pending (basis for later filings)	PCT/US15/54249	n/a

Appendix: Patent Portfolio

BioCorRx Recovery Program

Applicant	Description	Application Date	Approval Date	U.S. Patent /Patent Application No. [1,2]	Patent Expiration
BioCorRx Pharmaceuticals	Micronized Delivery Material and Method for Manufacturing	4/4/2017	pending	U.S. Application Number 15/516,686	n/a
BioCorRx Pharmaceuticals	Use of Meso-and Nanoporous Material for Surfactant Trapping in Nanoparticle Suspensions	10/9/2014	pending (basis for later filings)	U.S. Provisional Patent Application No. 62/061,733	
BioCorRx Pharmaceuticals	Use of Meso- and Nanoporous Material for Surfactant Trapping in Nanoparticle Suspensions	10/8/2015	pending (basis for later filings)	PCT/US15/54703	
BioCorRx Pharmaceuticals	Use of Meso-and Nanoporous Material for Surfactant Trapping in Nanoparticle Suspensions	4/10/2017	pending	U.S. Application Number 15/517,972	
BioCorRx Pharmaceuticals	Conservation of Bioactivity by Hydrophobic Matrices	10/7/2014	pending (basis for later filings)	U.S. Provisional Application 62/060,654	
BioCorRx Pharmaceuticals	Conservation of Bioactivity by Hydrophobic Matrices	10/6/2015	pending (basis for later filings)	PCT/US15/54229	
BioCorRx Pharmaceuticals	Conservation of Bioactivity by Hydrophobic Matrices	4/4/2017	pending	U.S. Application Number 15/516,687	

Appendix: Patent Portfolio Continued

Applicant	Description	Application Date	Approval Date	European Patent/ Patent Application No. (1)(2)	Patent Expiration
BioCorRx Pharmaceuticals	Hydrophobic drug-delivery material, method for manufacturing thereof and methods for delivery of a drug-delivery composition	11/29/2012	3/29/2017	EP Patent 2785324	11/29/2032
BioCorRx Pharmaceuticals	MgStearate-Based Composite Nanoparticles, Methods of Preparation and Applications	10/8/2015 (effective application date)	pending	EP Application 3203986	n/a
BioCorRx Pharmaceuticals	Micronized Delivery Material and Method for Manufacturing	10/6/2015 (effective application date)	pending	EP Application 3204044	n/a
BioCorRx Pharmaceuticals	Use of Meso- and Nanoporous Material for Surfactant Trapping in Nanoparticle Suspensions	10/8/2015 (effective application date)	pending	EP Application 3204046	n/a
BioCorRx Pharmaceuticals	Conservation of Bioactivity by Hydrophobic Matrices	10/6/2015 (effective application date)	pending	EP Application 3204049	n/a

[1]Includes further development of a specific formulation and drug patent
[2]Includes further relevant patents dependent upon these cited through continuation or division or expansion from PCT into National Phases

Appendix: Patent Portfolio Continued

BioCorRx Recovery Program

Applicant	Description	Application Date	Approval Date	Patent Application No.	Patent Expiration
BioCorRx Inc.	Subcutaneous biodegradeable naltrexone implant and behavioral program for weight loss	10/04/2018	pending	16, 150/154	--